Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended October 31, 2011

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	☒	(2)	☐

2. Were any assets (other than inventory) sold this month?	☐		☒

3. Were all employees timely paid this month?	☒		☐

4. Are all insurance policies and operating licenses current and in effect?	☒	(3)	☐

5. Did you open any new bank accounts this month?	☐		☒

6. Did you deposit all receipts into your DIP account this month?	☒		☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒		☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒		☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	November 18, 2011	Print Name:	Joel I. Sher
		Signature:	/s/ Joel I. Sher
		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 10/1/2011 to 10/31/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$105,757,333	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	21,685		27,607,064
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other			22,994,972

Total Cash Receipts	$21,685		$149,007,549

3. Cash Disbursements
Operations	508,304		22,247,920
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	379,285		20,191,167
Other			18,525,000

Total Cash Disbursements	$887,589		$60,964,087

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(865,904)		88,043,462

5. Ending Cash Balance (to Form 2-C)	$104,891,429	(3)	$104,891,429	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$3,899,228	—	$306,132	3,593,096
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,522	—	—	5,522
xxxxxxx2954	New Mexico Bank & Trust	32,426	—	1,099	31,327
xxxxxxx2989	New Mexico Bank & Trust	1,874	—	—	1,874
xxxxxxx5856	New Mexico Bank & Trust	446,393	—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,932,667	—	—	4,932,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,879,548	—	—	95,879,548

		$105,198,660	$—	$307,229	$104,891,429	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/5/2011	WIRE	ADP Inc.	Payroll - Direct deposits	$27,107
10/6/2011	WIRE	ADP, Inc.	Payroll taxes	12,219
10/12/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	22,448
10/12/2011	WIRE	KPMG LLP	Professional services	8,078
10/12/2011	WIRE	Tydings & Rosenberg LLP	Professional services	8,616
10/12/2011	WIRE	Goldin Associates, LLC	Professional services	126,039
10/12/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	199,656
10/13/2011	7472	tw telecom	Information Services	1,255
10/13/2011	7473	Lawrence F. Rodowsky	Contract Services	9,328
10/13/2011	7474	FedEX	Shipping	660
10/13/2011	7475	RR Donnelley Receivables, Inc	EDGAR Filings	3,890
10/13/2011	7476	CenturyLink	Information Services	119
10/13/2011	7477	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	384
10/13/2011	7478	Pandesa Corporation	Information Services	7,500
10/13/2011	7479	TBConsulting	Contract Services	47,019
10/13/2011	7480	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
10/13/2011	7481	Epiq Bankruptcy Solutions, LLC	Professional services	3,723
10/13/2011	7482	AT&T TeleConferenceServices	TeleConference Service	9
10/13/2011	7483	Susman Godfrey	Professional services	228
10/13/2011	7484	Crystal Springs	Office Supplies	36
10/13/2011	7486	Iron Mountain Information Management	Document Storage	776
10/13/2011	7487	TMST Employee	Expense reimbursement	753
10/13/2011	7488	State of California	2010 TMST Home Loans Taxes	44,916
10/13/2011	7489	U.S. Trustee	BK court fees	9,750
10/13/2011	7490	U.S. Trustee	BK court fees	325
10/19/2011	WIRE	ADP Inc.	Payroll - Direct deposits	22,556
10/20/2011	WIRE	ADP, Inc.	Payroll taxes	10,520
10/24/2011	7491	Russell-Massey and Company	Trustee Surety Bond	300,000
10/31/2011	7492	CSC	Statutory Representation	313
10/31/2011	7493	First Interstate Plaza	Office Lease_Rent	5,337

		Total Cash Disbursements		$876,133	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/4/2011	Luxury Mortgage Corp	Stay Agreement	$10,000
10/25/2011	Wells Fargo Bank	Reinvestment Income	72
10/25/2011	US Bank	Credit Risk Advisor Fee	541
10/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	760
10/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	313
10/27/2011	Luxury Mortgage Corp	Stay Agreement	10,000

		Total Cash Receipts	$21,685	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/13/2011	15556	State of Virginia	2010 TMST Home Loans Taxes	$10
10/13/2011	15557	State of New Jersey	2010 TMST Home Loans Taxes	1,069
10/13/2011	15558	MIDCON Data Services LLC	Document Storage	2,065
10/13/2011	15559	CT Corporation System	Statutory Representation	2,158
10/13/2011	15560	U.S. Trustee	BK court fees	325
10/13/2011	15561	U.S. Trustee	BK court fees	325

		Total Cash Disbursements		$5,953	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/14/2011	ACH	ADP Financial Services	Payroll processing	$96
10/21/2011	ACH	ADP Financial Services	Payroll processing	240
10/28/2011	ACH	ADP Financial Services	Payroll processing	168

			Total Cash Disbursements	$503	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/31/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/31/2011	Bank of America		Bank and Technology Service Fee	$5,000

			Total Cash Disbursements	$5,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 10/1/2011 to 10/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: October 31, 2011

	Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)	$104,891,429	$16,848,967
Accounts Receivable (from Form 2-E)	1,048,033	9,403,326
Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory	—	—
Other Current Assets (List): Prepaid expenses & retainers	1,145,167	4,807,453
Accrued interest receivable	—	47,878

Total Current Assets	107,084,629	31,107,624

Fixed Assets:
Land	—	—
Building	—	—
Equipment, Furniture and Fixtures	1,201,340	1,201,340

Total Fixed Assets	1,201,340	1,201,340

Less: Accumulated Depreciation	1,201,340	533,109

Net Fixed Assets	—	668,231

Other Assets (List): Restricted cash	—	201,432,689
Mortgage servicing portfolio	—	87,104,385
Investment in subsidiaries (3)	(6,000,000)	21,244,747
Loan held for sale	1,985,230	8,359,404
Deposits	3,605,000	300,000

TOTAL ASSETS	$106,674,859	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$936,830	$—
Post-petition Accrued Professional Fees (from Form 2-E)	4,922,240	—
Post-petition Taxes Payable (from Form 2-E)	—	—
Post-petition Notes Payable	—	—
Other Post-petition Payable(List): Contingent obligations (4)	3,296,287	—
	—

Total Post Petition Liabilities	9,155,356	—

Pre Petition Liabilities:
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt (3)	3,421,750,874	3,664,898,118

Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

TOTAL LIABILITIES	3,430,906,230	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)	(9,550,334)	—

TOTAL OWNERS’ EQUITY	(3,324,231,371)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$106,674,859	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.

Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.

(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: October 1, 2011 to October 31, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,680
Mortgage servicing income	1,685	21,833,336

Net Operating Revenue	1,685	27,471,016

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,685	28,666,092

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	160,144	27,708,473
Rents and Leases	5,622	943,860
Depreciation, Depletion and Amortization	—	668,240
Other (list): ____________________	—	—
____________________	—	—

Total Operating Expenses	165,766	30,215,963

Operating Income / (Loss)	(164,081)	(1,549,871)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	714,717	24,684,998
Other Reorganization Expense	—	671,530

Total Reorganization Expenses	714,717	25,356,528

Net Income / (Loss) Before Income Taxes	(878,798)	(9,845,400)

Federal and State Income Tax Expense / (Benefit) (5)	—	(295,066)

NET INCOME / (LOSS)	$(878,798)	$(9,550,334)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $19.0 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $14.5 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability is anticipated in 2010.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: October 1, 2011 to October 31, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$8,462	$8,462	10/6/2011	Wire	$—
		7,385	7,385	10/20/2011	Wire	—
State	—	1,683	1,683	10/6/2011	Wire	—
		1,422	1,422	10/20/2011	Wire	—
			—
FICA Tax Withheld	—	934	934	10/6/2011	Wire	—
		782	782	10/20/2011	Wire	—
Employer’s FICA Tax	—	1,114	1,114	10/6/2011	Wire	—
		932	932	10/20/2011	Wire	—
Unemployment Tax
Federal	—		—			—
			—
State	—	26	26	10/6/2011	Wire	—
			—			—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—	44,916	44,916	10/13/2011	7488
State	—	10	10	10/13/2011	15556
State	—	1,069	1,069	10/13/2011	15557

TOTALS	$—	$68,734	$68,734			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2012

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 10/1/2011 to 10/31/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$104,986		$793,647
30 to 60 days	39,666		785,716
61 to 90 days	—		610,542
91 to 120 days	841		166,800
Over 120 days	492,676		3,502,363
Unavailable	283,719	(3)

Total Post Petition	921,888

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	1,048,033
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$1,048,033

Total Post Petition Accounts Payable			$5,859,069

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	30,000	31,064		232,755
Unsecured Creditors’ Financial Advisor	—	—	—		7,150
Chapter 11 Trustee (4)	—	75,000	—		1,800,000
Trustee’s Counsel	—	350,000	199,656		1,465,005
Trustee’s Financial Advisor	—	200,000	126,039		943,432
Trustee’s Tax Advisor (5)	—	10,000	8,078		16,857
Claims Agent	—	3,500	3,723		7,132

Total	$410,304	$668,500	$368,560		$4,922,240

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 10/1/2011 to 10/31/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: October 31, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
October 2011	$887,589
November 2011	—
December 2011	—

Quarterly Total	$887,589

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of October 31, 2011

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Zuni Investors, LLC	7/26/2011	841	—	—	—	841	—	—
Zuni Investors, LLC	10/1/2011	39,666	—	39,666	—	—	—	—
Zuni Investors, LLC	10/21/2011	45,165	45,165	—	—	—	—	—
Zuni Investors, LLC	10/31/2011	59,820	59,820	—	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance (2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees (2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable		$921,888	$104,986	$39,666	$—	$841	$492,676	$283,719

Pre Petition	Date	Amount
Premium Recapture	4/30/2009	6,887
Borrower Escrow Advance Balance (2)	Various	119,108
Borrower Inspection Fees (2)	Various	150

Total Pre Petition Accounts Receivable		$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Adfitech	12/31/10	50,846	—	—	—	—	50,846
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	01/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	01/31/11	49,639	—	—	—	—	49,639
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
KPMG LLP	01/31/11	1,238	—	—	—	—	1,238
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	—	—	—	5,860
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	—	—	68,211
Tydings & Rosenberg LLP	01/31/11	6,608	—	—	—	—	6,608
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	02/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	02/28/11	47,377	—	—	—	—	47,377
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	6,752	—	—	—	—	6,752
Shapiro Sher Guinot & Sandler	02/28/11	52,721	—	—	—	—	52,721
Tydings & Rosenberg LLP	02/28/11	4,769	—	—	—	—	4,769
American Stock Transfer & Trust	03/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	03/31/11	63,042	—	—	—	—	63,042
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
KPMG LLP	03/31/11	2,358	—	—	—	—	2,358
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	11,434	—	—	—	—	11,434
Shapiro Sher Guinot & Sandler	03/31/11	76,205	—	—	—	—	76,205
Tydings & Rosenberg LLP	03/31/11	3,299	—	—	—	—	3,299
American Stock Transfer & Trust	04/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	04/30/11	60,743	—	—	—	—	60,743
Quinn Emanuel Urquhart Oliver & Hedges	04/30/11	26,352	—	—	—	—	26,352
Shapiro Sher Guinot & Sandler	04/30/11	76,243	—	—	—	—	76,243
Tydings & Rosenberg LLP	04/30/11	2,368	—	—	—	—	2,368
American Stock Transfer & Trust	05/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	05/31/11	45,911	—	—	—	—	45,911
J.H. Cohn LLP	05/31/11	1,664	—	—	—	—	1,664
KPMG LLP	05/31/11	3,253	—	—	—	—	3,253
Quinn Emanuel Urquhart Oliver & Hedges	05/31/11	13,449	—	—	—	—	13,449
Shapiro Sher Guinot & Sandler	05/31/11	49,765	—	—	—	—	49,765
Tydings & Rosenberg LLP	05/31/11	1,940	—	—	—	—	1,940
American Stock Transfer & Trust	06/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	06/30/11	39,965	—	—	—	—	39,965
KPMG LLP	06/30/11	7,990	—	—	—	—	7,990
Quinn Emanuel Urquhart Oliver & Hedges	06/30/11	13,530	—	—	—	—	13,530
Shapiro Sher Guinot & Sandler	06/30/11	50,854	—	—	—	—	50,854
Tydings & Rosenberg LLP	06/30/11	1,826	—	—	—	—	1,826
American Stock Transfer & Trust	07/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	07/31/11	30,504	—	—	—	30,504	—
KPMG LLP	07/31/11	2,020	—	—	—	2,020	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/11	5,546	—	—	—	5,546	—
Shapiro Sher Guinot & Sandler	07/31/11	45,914	—	—	—	45,914	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Tydings & Rosenberg LLP	07/31/11	2,042	—	—	—	2,042	—
American Stock Transfer & Trust	08/01/11	5,775	—	—	—	5,775	—
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	08/31/11	199,361	—	—	199,361	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/11	1,867	—	—	1,867	—	—
Shapiro Sher Guinot & Sandler	08/31/11	330,181	—	—	330,181	—	—
Tydings & Rosenberg LLP	08/31/11	4,133	—	—	4,133	—	—
American Stock Transfer & Trust	09/01/11	5,775	—	5,775	—	—	—
Pandesa Corporation	09/20/11	37,166	—	37,166	—	—	—
Broadstreet Capital Partners, LP	09/28/11	12,075	—	12,075	—	—	—
Chapter 11 Trustee_Joel I. Sher	09/30/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	09/30/11	206,891	—	206,891	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/11	18,369	—	18,369	—	—	—
Shapiro Sher Guinot & Sandler	09/30/11	364,912	—	364,912	—	—	—
Tydings & Rosenberg LLP	09/30/11	12,610	—	12,610	—	—	—
TBConsulting	09/30/11	43,501	—	43,501	—	—	—
Epiq Bankruptcy Solutions, LLC	10/01/11	3,632	—	3,632	—	—	—
American Stock Transfer & Trust	10/01/11	5,775	—	5,775	—	—	—
AT&T TeleConference	10/01/11	10	—	10	—	—	—
ADT Security Services	10/08/11	136	136	—	—	—	—
tw telecom	10/10/11	1,274	1,274	—	—	—	—
FedEx	10/14/11	93	93	—	—	—	—
Pandesa Corporation	10/21/11	45,165	45,165	—	—	—	—
RR Donnelley	10/21/11	338	338	—	—	—	—
CenturyLink	10/22/11	119	119	—	—	—	—
FrontBridge Technologies, Inc.	10/25/11	2,575	2,575	—	—	—	—
FedEx	10/28/11	406	406	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	10/31/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	10/31/11	3,500	3,500	—	—	—	—
Goldin Associates, LLC	10/31/11	200,000	200,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/11	18,000	18,000	—	—	—	—
Shapiro Sher Guinot & Sandler	10/31/11	350,000	350,000	—	—	—	—
Tydings & Rosenberg LLP	10/31/11	12,000	12,000	—	—	—	—
Crystal Springs	10/31/11	36	36	—	—	—	—
Iron Mountain Information Management	10/31/11	849	849	—	—	—	—
TBConsulting	10/31/11	45,281	45,281	—	—	—	—
TMST Employee	10/31/11	83	83	—	—	—	—
Walsh, Anderson, Brown, Aldridge & Gallegos, P.C.	10/31/11	81	81	—	—	—	—
Payroll Accrual	10/31/11	38,710	38,710	—	—	—	—

Post Petition Accounts Payable		5,859,069	793,647	785,716	610,542	166,800	3,502,363

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending October 31, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.